Exhibit 10.35

FIFTH AMENDMENT TO CREDIT AND SECURITY

AGREEMENT

This Fifth Amendment to Credit and Security Agreement (this “Amendment”), dated as of December 9, 2004, is made by and between CORSAIR MEMORY, INC., a California corporation (the “Borrower”), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the “Lender”).

Recitals

The Borrower and the Lender are parties to a Credit and Security Agreement, dated as of June 10, 2003, as amended by that certain First Amendment to Credit and Security Agreement, dated as of August 13, 2003, that certain Second Amendment to Credit and Security Agreement, dated as of November 10, 2003, that certain Third Amendment to Credit and Security Agreement, dated as of April 1, 2004, and that certain Fourth Amendment to Credit and Security Agreement, dated as of July 31, 2004 (as so amended, the “Credit Agreement”).

The Borrower and the Lender desire to make further amendments to the Credit Agreement in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2. Amendment.

(a) Section (b)(iii) of the definition “Borrowing Base” as set forth in Section 1 of the Credit Agreement is hereby amended in its entirety as follows:

“(iii) During the FREP Eligibility Period, the lesser of (A) Eligible FREP Accounts, or (B) $500,000, plus”

(b) The definition of “Eligible Foreign Accounts Sublimit” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“‘Eligible Foreign Accounts Sublimit’ means $10,000,000.”

(c) Section 1 of the Credit Agreement is hereby amended by adding the following definition:

“‘FREP Eligibility Period’ means the period beginning on the date hereof and ending on November 30, 2005.”

3. Amendment Fee. The Borrower shall pay to the Lender as of the date hereof, a fully earned, non-refundable fee (the “Amendment Fee”) in the amount of $2,500 in consideration of the Lender’s execution and delivery of this Amendment.

4. No Other Changes. All of the terms and conditions of the Credit Agreement and the Loan Documents as amended by this Amendment shall remain in full force and effect.

5. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

(a) The Acknowledgment and Agreement of the Subordinated Creditors attached to this Amendment, duly executed by each Subordinated Creditor.

(b) The Acknowledgement and Agreement of Guarantor attached to this Amendment, duly executed by Guarantor.

(c) The Amendment Fee.

(d) Such other matters as the Lender may require.

6. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

(a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

7. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

8. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

9. Miscellaneous. This Amendment, the Acknowledgement and Agreement of Guarantor, and the Acknowledgment and Agreement of Subordinated Creditors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.

By	/s/ Jeffrey Cristol
Name:	Jeffrey Cristol
Title:	Vice President

CORSAIR MEMORY, INC.

By	/s/ Andrew J. Paul
Name:	Andrew J. Paul
Title:	President and Chief Executive Officer

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the indebtedness of Corsair Memory, Inc. (the “Borrower”) to Wells Fargo Business Credit, Inc. (the “Lender”) pursuant to a Continuing Guaranty, dated as of June 10, 2003 (the “Guaranty”), hereby (i) acknowledges receipt of the foregoing Fifth Amendment to Credit and Security Agreement, dated as of December 9, 2004 (the “Amendment”); (ii) consents to the terms (including without limitation the release set forth in paragraph 1 of the Amendment) and execution thereof; (iii) reaffirms his obligations to the Lender pursuant to the terms of his Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his Guaranty for all of the Borrower’s present and future indebtedness to the Lender.

Dated as of December 9, 2004

/s/ Andrew J. Paul

Andrew J. Paul, an individual

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

The undersigned, each a subordinated creditor of Corsair Memory, Inc. (the “Borrower”) to Wells Fargo Business Credit, Inc. (the “Lender”) pursuant to a Subordination Agreement, dated as of June 10, 2003 (each, a “Subordination Agreement”), hereby (i) acknowledges receipt of the foregoing Fifth Amendment to Credit and Security Agreement, dated as of December 9, 2004 (the “Amendment”); (ii) consents to the terms and execution thereof; (iii) reaffirms his obligations to the Lender pursuant to the terms of his Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under his Subordination Agreement.

Dated as of December 9, 2004

/s/ Andrew J. Paul
Andrew J. Paul, an individual

/s/ John S. Beekley
John S. Beekley, an individual

/s/ Don Lieberman
Don Lieberman, an individual